EXHIBIT 10.30

HARRIS                                                                   Cadence
SEMICONDUCTOR

                           SITE SUBSCRIPTION ADDENDUM
                            Effective Date: 12-19-97

This Site Subscription Addendum ("Addendum") made between Cadence Design Systems, Inc. ("Cadence") and Harris Corporation acting through its Semiconductor Sector ("Harris"), provides adjustments and clarifications to the terms of Site Subscription Agreement No. SSVP - 93E24TP effective 01 July 1993 (the "Agreement") entered into by the parties.

================================================================================

1. Precedence: The provisions of this Addendum shall take precedence in the event of a conflict or inconsistency with provisions of the Agreement and its Schedules, which, subject to the modifications and clarifications set forth herein, are hereby confirmed in their entirety.

2. Definitions: Unless defined otherwise herein, capitalized terms defined in the Agreement, when used in this Addendum or one of the Exhibits hereto, shall have the meanings ascribed to them in the Agreement. The following definitions and all definitions set forth in the Exhibits to this Addendum are controlling with respect to any interpretation of the terms of this Addendum as well as any further modification to the Agreement. To the extent any definition herein conflicts with a term defined in the Agreement the definition as set forth herein shall apply to this Addendum and any further modification to the Agreement.

      (a) "Update" means one copy of those modifications and improvements to one of the Licensed Materials which Cadence determines is required to achieve the specifications established by Cadence for the Licensed Material and which Cadence releases as a standard commercial product offering and under its standard maintenance terms to its other commercial customers having the same version of Cadence Software used on the same type of Designated Equipment as Harris.

      (b) "New Product" and "Upgrade" are synonymous terms each meaning a Licensed Material which is a new product or enhancement or addition to a Licensed Material other than a Category M product, a Category D product or any Update which Licensed Material Cadence has not yet made available to Harris or other commercial customers based on predetermined standard support service charges associated with a software maintenance contract, and which Licensed Material shall only be made available under the Agreement by payment of an additional license fee or upgrade charge. To the extent such products are developed or acquired by Cadence after the effective date of the Addendum they will be added to the List of Commercially Available Cadence Products set forth in Section 5 of Exhibit A.

      (c) "Minimal Differences" with respect to a Licensed Material and a New Product or Upgrade is a determination by the Gray Team that any differences between the Licensed Material and the New Product or Upgrade in terms of price, functionality, or features are so minimal that they do not rise to a level which warrants payment of a fee upon exchange of the Licensed Material for the New Product or Upgrade.

      (d) "Licensed Material" means a Cadence Product licensable under the Agreement and for which Harris has acquired or will acquire a license to use the Cadence Product under the Agreement.

      (e) "Gray Team" means a methodology team formed of representatives from both Cadence and Harris having authority as further defined in Paragraph 5 of Exhibit A to this Addendum, which team is authorized by both parties to determine additional fees payable by Harris for license of certain Licensed Materials set forth in the List of Currently Available Cadence Products.

      (f) "List of Commercially Available Cadence Products" means the listing of Cadence Products set forth in Section 5 of Exhibit A herein and from time to time revised by the Gray Team.

      (g) "Price Book" means a list of standard prices for Cadence Products as published from time to time by Cadence, including but not limited to listing 1C4.42 with 97A and 97AW additions.

3. Licensed Materials as set out according to Schedule A of the Agreement are superceded by the List of Commercially Available Cadence Products as modified from time to time by the Gray Team. See Paragraph 5 of Exhibit A.

4. Designated Customer Site and Design Subcontractors: Licensed Materials licensed to Harris under Article 2 of the Agreement are licensed according to the terms of the Software Rental Agreement (SRA) attached to the Agreement as Schedule C except as follows:

      (a) Designated Site means any Hams Semiconductor facility operated under the control of Harris.

      (b)   Use of Licensed Materials by Design Subcontractors under Paragraphs
            2.2 and 2.3 of the Agreement includes authorized use of Licensed Materials at locations other than Designated Sites and on equipment other than Designated Equipment at no additional charge. All such uses shall be in accord with the terms of a Product Loan Agreement executed by Harris and each Design Subcontractor substantially in accord with terms of Exhibit B, which shall be approved in advance by Cadence and Cadence shall not withhold such approval provided such terms are reasonable, but which terms may be more specifically defined or adjusted as the parties may agree upon through good faith negotiation.

5. Termination for Convenience: Section 4.2.2 of the Agreement is deleted and, except in accord with the Options provided to Harris under Paragraph 10 of this Addendum, neither party has the right to terminate the Agreement for convenience.

6. Dedicated Support; IC TF Participation and Technical Support: Effective January 12, 1998 Cadence shall provide to Harris, under the Agreement, one full-time on-site technical engineering support individual (the "ATM") at no additional charge and pursuant to the terms of a Professional Services Agreement substantially in the form of Exhibit C, the terms of which shall be more specifically defined or adjusted as the parties may agree upon through good faith negotiation prior to providing the

      ATM. Also at no additional cost to Harris, Harris is entitled to participate in Cadence's IC Technology Forums of interest to Harris.

7. No Recruitment: Each party agrees that it shall not actively or directly solicit or recruit employees of the other party who have been physically present at a Designated Site as defined in this Addendum. This undertaking shall not preclude an employee of either party from independently pursuing and securing employment opportunities with the other on such employee's own initiative except that the party hiring such employee shall not pay its other employees incentives in conjunction with such hiring.

8. Effective Date and Term of the Addendum: This Addendum shall take effect on December 31, 1997 and the term of this Addendum shall be commensurate with the term of the Agreement.

9. Modification of Exhibit A Provisions: On January 1, 2001 the following modifications shall take effect.

      (a)   Definition 2.2 of Exhibit A shall be replaced with the following:
            "Category I" products means New Products and Updates that have been developed internally by Cadence, including all derivative products, and which have more than Minimal Differences from the related Category M or D products of Section 5, and all such products are available to Harris under the Agreement for no additional license fee.

      (b)   Definition 2.5 of Exhibit A shall be replaced with the following:
            "Category B2" products means: New Products and Updates that have been acquired by Cadence from a third party, replace a Current Offering and contain more than Minimal Differences with respect to the Current Offering; or New Products and Updates for which Cadence pays a third party a royalty. If such additional technology is desired, licenses are available for an incremental fee of from 0 to 20% of the then-current price book.

      (c)   Definition 2.6 of Exhibit A shall be replaced with the following:
            "Category B3" products mean: New Products and Updates that have been acquired from a third parry, are not currently licensed but are within the scope of the applications offered under this Agreement and Addendum. This Category also includes any new Cadence product that is introduced by Cadence as a result of a third party outsourcing or sub-contract activity. Such licenses are available for an incremental fee of from 0 to 20% of the then current price book.

      (d) All Licensed Materials of Categories I, A and B1 become Category M products for which no additional fees are due under the Agreement provided that the selection of the products to be re-categorized is consistent with the Exhibit A definitions of product categories. Cadence and Harris shall negotiate in good faith new fees and usage rights for all other Licensed Materials identified on the most current version of the List of Commercially Available Cadence Products for the remaining term of the Agreement.

10. Options: By providing Cadence written notice at least six months beforehand that it elects to do so, Harris shall exercise either Option A or Option B below, effective January 1, 2001.

      (a) Option A. At its sole discretion, Harris may terminate the Agreement at no cost or liability and may elect to convert any Licensed Materials identified in the List of Commercially Available Cadence Products to become part of the Frozen Configuration in accord with the terms of Paragraph 4.3.2 of the Agreement.

      (b) Option B. The modifications of Paragraph 9 shall not take effect; all Licensed Materials of Categories I, A and B1 become Category M products for which no fees are due, provided that the selection of the products to be re-categorized is consistent with the Exhibit A definitions of product categories; and Cadence and Harris shall negotiate in good faith new fees and usage rights for all other Licensed Materials identified on the most current version of the List of Commercially Available Cadence Products for the remaining term of the Agreement.

11. Frozen Configuration Conversion: Upon expiration of the Agreement or termination of the Agreement in accord with any operative terms set forth in the Agreement as modified by this Addendum, the current version of all Licensed Materials for which Harris has acquired a fully paid-up 99-year license shall be released to Harris.

IN WITNESS WHEREOF, the Parties hereto have entered into this Addendum as of its Effective Date first set forth above upon final execution by the last signatory hereto.

Harris Corporation                      Cadence Design Systems, Inc.
Semiconductor Sector


By: /s/ James A. Martin                 By: /s/ R. L. Smith McKeithen
    --------------------------------        ------------------------------------
                              (date)                                      (date)

Typed: James A. Martin                  Typed: R. L. Smith McKeithen
       -----------------------------           ---------------------------------

Title: Director, Contracts              Title: VP and General Counsel
       -----------------------------           ---------------------------------

Exhibits follow:        Exhibit A - Addendum 1 Fee Methodology
                        Exhibit B - Product Loan Agreement
                        Exhibit C - Professional Services Agreement

Cadence

Exhibit A of Site Subscription Addendum to Site Subscription Agreement No. SSVP
- 93E24TP

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1. This Exhibit A to the above-identified Addendum defines fee-based categories for current and future Licensed Materials; identifies all Licensed Materials as of December 31, 1997 and sets forth an agreed-upon methodology to classify new Licensed Materials according to the categories defined below. As of the effective date of this Addendum, Harris has licensed only the Category M and D products in section 5 of Exhibit A for those fees in Schedule B of the Agreement. New Products, Upgrades or other products not currently licensed can be licensed for the incremental fees in section 2 of Exhibit A.

2. Unless defined otherwise herein, capitalized terms used in this Exhibit A shall have the meanings ascribed to them in the Agreement. New Products that meet the definitions of Categories A or B1 in this section shall upon request of Harris be provided at no additional fee in exchange for corresponding Category M or Category D products on the List of Commercially Available Cadence Products. Licenses for products that meet the criteria of other categories can be acquired for the additional fees shown below, based on List Prices current at the time of request.

      2.1 "Category M" products means products identified in the List of Commercially Available Cadence Products as Category M Products and Updates thereto all of which are available at no additional fee under the Agreement.

      2.2 "Category I" products means New Products and Updates that have been developed internally, including all derivative products, and which have more than Minimal Differences from the related Category M or D products of List of Commercially Available Cadence Products, and can be licensed for an incremental fee of 2% of the then current price book.

      2.3 "Category A" products means New Products and Updates that have been acquired from a third party and have no more than Minimal Differences from the related Category M or D product of the List of Commercially Available Cadence Products.

      2.4 "Category B1" products means New Products and Updates that have been acquired from a third party to replace a Current Offering entirely, and that contain more than Minimal Differences with respect to the Current Offering. Harris represents to Cadence it shall not utilize the additional functionality and features considered to have more than Minimal Differences contained within any Category B1 product. If Harris desires to license additional functionality or features contained within the Category B1 product, then such licenses are available as Category B2 products, for an incremental fee of from 2 to 20% of the then current price book.

      2.5 "Category B2" products means: New Products and Updates that have been acquired from a third party, replace a Current Offering and contain more than Minimal Differences with respect to the Current Offering; or New Products and Updates for which Cadence pays a third party a royalty. If such additional technology is desired, licenses are available for an incremental fee of from 2 to 20% of the then-current price book.

      2.6 "Category B3" products means New Products and Updates that have been acquired from a third party, are not currently licensed but are within the scope of the applications offered under this Agreement and Addendum. This Category also includes any new Cadence product that is introduced by Cadence as a result of a third party outsourcing or sub-contract activity. Such licenses are available for an incremental fee of from 2 to 20% of the then current price book.

      2.7 "Category C" products means products identified in the List of Commercially Available Cadence Products and any New Products and Updates that are outside the scope of the applications licensable under this Agreement and Addendum all of which are hereby licensable for an incremental fee of 20% of the then current price book.

      2.8 "Category D" products means Current Offerings and Updates thereto that during the term of the Agreement are divested by Cadence to third parties who continue to support the products for no incremental fee to the Base Fees as described in Schedule B of the Agreement.

3. Harris and Cadence have established a Gray Team, which Team has determined, with respect to Category B2 and B3, additional fees to be paid for use of Licensed Materials such as required according to Paragraph 5 below. Each party hereby authorizes its representatives on the Gray Team to agree by consensus with representatives of the other party, (a) on binding additional fees for Licensed Materials for which the fees are to be determined from a stated range; and (b) with respect to any new Licensed Material: (i) whether any Minimal Differences exist; and (ii) on binding additional fees or ranges of fees payable by Harris for use of the new Licensed Materials added to the List of Currently Available Cadence Products. Factors which the Gray Team shall consider in setting the fees shall include as a minimum: (a) current status of functionality development at Cadence as of the date of functionality acquisition, (b) future plans of Cadence for functionality development as of the date of functionality acquisition, and (c) status of Current Offerings the new functionality replaces, both at Cadence and Harris. Upon request of either party the Gray Team shall meet to determine such fees with respect to new products in categories B1, B2 or B3 products at any time during the term of this Agreement.

4. Notwithstanding any fees set forth herein for products of Categories B2 or B3 of Section 5 below, the following Licensed Materials having annual license fees totaling $101,438 are hereby licensed to Harris without charge under the terms of the Agreement for the term beginning January 1, 1998 and ending December 31, 2000.

Product #   Description of Products                                     Unit         Extended     Yearly    Net
                                                               Qty.     List         List         Cost(*)   Fee
-------------------------------------------------------------------------------------------------------------------
JYMO1       ICC Journeyman                                      6        $85,000     $510,000     10.0%     $51,000
MST01       ICC Master                                          1       $120,000     $120,000     12.5%     $15,000
PRT01       Power Routing Option (requires Journeyman
            or better)                                          1         $6,000       $6,000     10.0%        $600
GRT01       Global Routing Option (requires Journeyman
              or better)                                        1        $30,000      $30,000     15.0%      $4,500
EF01        EditFast Option (requires Apprentice or better)     1        $10,000      $10,000     15.0%      $1,500
LD01        LEF/DEF Interface                                   1         $6,000       $6,000     15.0%        $900
SP2200      SPECCTRA Expert Autorouter                          1        $40,000      $40,000     10.0%      $4,000
SP2100      SPECCTRA Designer Autorouter                        2        $25,000      $50,000     10.0%      $5,000
VT2200UG2   Allegro Designer (VT2100) to Allegro Expert         1        $20,000      $20,000     10.0%      $2,000
            (VT2200) Upgrade
H315        Physical DP (Pillar)                                1        $85,000      $85,000     15.0%     $12,750
32710       Pearl Cell                                          1        $36,250      $36,250      5.0%      $1,813
32700       Pearl Full-Custom                                   1        $47,500      $47,500      5.0%      $2,375
            --------------------------------------                                   --------              --------
            Products comprising $-100,000 "credit"                                   $960,750              $101,438
                        Per "Gray Team" (*)

5.    List of Currently Available Cadence Products (December 31, 1997).

        List of Currently Available Cadence Products (December 31, 1997)

      Yearly Costs @ Categories (per "Gray Team")                                               Unit List            Yearly Fee

                                                                                              Locked  Floating
   M    A    B1    B2    B3    C    D    Product #       Product Name (Title)       Release    Price   Price      Locked    Floating
------------------------------------------------------------------------------------------------------------------------------------
                              20%        ATM           ATM Verification               DES              $25,000    n/a       $5,000
                                                       Environment                    3.6

                              20%        ATMALB        ATM Network Module             DES              $12,000    n/a       $2,400
                                                       Library                        3.6

                              20%        BDE           Block Diagram Editor for       SPW              $12,000    n/a       $2,400
                                                       SPW                            4.0

                              20%        CGS32C        Code Generation System         SPW              $12,000    n/a       $2,400
                                                       (CGS) using AT&T DSP32C        4.0

                              20%        CGS96K        Code Generation System         SPW              $12,000    n/a       $2,400
                                                       (CGS) using Motorola           4.0
                                                       CSM96002

                              20%        CGSC          Code Generation System         SPW              $12,000    n/a       $2,400
                                                       (CGS) Generic                  4.0

                              20%        CGSC30        Code Generation System         SPW              $12,000    n/a       $2,400
                                                       (CGS) using TI TMS320C30       4.0

                              20%        CGSC40        Code Generation System         SPW              $12,000    n/a       $2,400
                                                       (CGS) using TI                 4.0
                                                       TMS320C40

                              20%        CGSDSP        Porting Kit: DSP ICs           SPW              $18,000    n/a       $3,600
                                                                                      4.0

                              20%        CGSMPX        Porting Kit:                   SPW              $6,000     n/a       $1,200
                                                       CGS/MultiProx Interface        4.0

                              20%        COMFLT        Floating - Point               SPW              $6,000     n/a       $1,200
                                                       Communication Library          4.0

                              20%        COMFXP        Fixed-Point                    SPW              $9,600     n/a       $1,920
                                                       Communication Library          4.0

                              20%        DES           BONeS DESIGNER                 4.0              $18,000    n/a       $3,600
                                                                                      DES

                              20%        DESB01        BONeS DES University           DES              $6,000     n/a       $1,200
                                                       Bundle (FL) for S4             3.6

                              20%        DESC05        CSMA/CD MAC Module             DES              $5,400     n/a       $1,080
                                                                                      3.6

                              20%        DESC06        Token Ring MAC Module          DES              $5,400     n/a       $1,080
                                                                                      3.6

                              20%        DESC07        FDDI MAC Module                DES              $5,400     n/a       $1,080
                                                                                      3.6

                              20%        DESC08        Logical Link Control           DES              $3,600     n/a       $720
                                                       Protocol Module                3.6

                              20%        DESC09        ATM MAC Library                DES              $12,000    n/a       $2,400
                                                                                      3.6

        List of Currently Available Cadence Products (December 31, 1997)

      Yearly Costs @ Categories (per "Gray Team")                                               Unit List            Yearly Fee

                                                                                              Locked  Floating
   M    A    B1    B2    B3    C    D    Product #       Product Name (Title)       Release    Price   Price      Locked    Floating
------------------------------------------------------------------------------------------------------------------------------------

                              20%        DESPRO        BONeS DESIGNER PRO             DES              $36,000    n/a       $7,200
                                                                                      3.6

                              20%        DMSPW         Data Management                SPW              $6,000     n/a       $1,200
                                                                                      4.0

                              20%        DPMA16        Processor Model for AT&T       SPW              $9,000     n/a       $1,800
                                                       16xx Product Family            4.0

                              20%        DPMDGR        Processor Model for DSP        SPW              $9,000     n/a       $1,800
                                                       Group's Oak & Pine Cores       4.0

                              20%        DPMM30        Processor Model for            SPW              $9,000     n/a       $1,800
                                                       Motorola's 563xx Product       4.0
                                                       Family

                              20%        DPM595        Processor Model for SGS        SPW              $9,000     n/a       $1,800
                                                       THOMPSON D950                  4.0

                              20%        DPMT50        Processor Model for TI         SPW              $9,000     n/a       $1,800
                                                       C5c Product Family             4.0

                              20%        DPMT54        Processor Model for TI         SPW              $9,000     n/a       $1,800
                                                       C54x Product Family            4.0

                              20%        EXT           Extendible Network             DES              $12,000    n/a       $2,400
                                                       Module Toolkit                 3.6

                              20%        FDS           Filter Design System           SPW              $4,800     n/a       $960
                                                                                      4.0

                              20%        FSMDES        Finitre State Machine          DES              $6,000     n/a       $1,200
                                                       Editor for BONeS               3.6

                              20%        FSMSPW        Finite State Machine           SPW              $12,000    n/a       $2,400
                                                       Editor for SPW                 4.0

                              20%        FXP           Fixed Point Optimizer          SPW              $24,000    n/a       $4,800
                                                                                      4.0

                              20%        HDS           Hardware Design System:        SPW              $12,000    n/a       $2,400
                                                       Main                           4.0

                              20%        HLBMIC        Hardware Design System         SPW              $4,800     n/a       $960
                                                       Micro Library                  4.0

                              20%        HLKHVH        HDS VHDL Link                  SPW              $12,000    n/a       $2,400
                                                                                      4.0

                              20%        HLKHVR5       HDS Verilog Link               SPW              $12,000    n/a       $2,400
                                                                                      4.0

                              20%        HLS           Visual Architect               SPW              $70,000    n/a       $14,000
                                                                                      4.0

                              20%        INTBLB        Bridge Library                 DES              $3,600     n/a       $720
                                                                                      3.6

                              20%        INTRLB        Router Library                 DES              $9,000     n/a       $1,800
                                                                                      3.6

                              20%        ISL           Interactive Simulation         SPW              $3,600     n/a       $720
                                                       Library                        4.0

        List of Currently Available Cadence Products (December 31, 1997)

      Yearly Costs @ Categories (per "Gray Team")                                               Unit List            Yearly Fee

                                                                                              Locked  Floating
   M    A    B1    B2    B3    C    D    Product #       Product Name (Title)       Release    Price   Price      Locked    Floating
------------------------------------------------------------------------------------------------------------------------------------
                              20%        ISM           Interactive Simulation         DES              $6,000     n/a       $1,200
                                                       Manager                        3.6

                              20%        LANELB        Ethernet Switch Library        DES              $9,000     n/a       $1,800
                                                                                      3.6

                              20%        LANETH        Ethernet Segment               DES              $1,200     n/a       $240
                                                                                      3.6

                              20%        LANFDI        FDDI Segment                   DES              $2,400     n/a       $480
                                                                                      3.6

                              20%        LANHBT        100Base-T Segment              DES              $2,400     n/a       $480
                                                                                      3.6

                              20%        LANTBT        10Base-T Segment               DES              $1,200     n/a       $240
                                                                                      3.6

                              20%        LANTNR        Token Ring Segment             DES              $2,400     n/a       $480
                                                                                      3.6

                              20%        MDMSPW        SPW Model Manager              SPW              $12,000    n/a       $2,400
                                                                                      4.0

                              20%        MPX           MultiProx                      SPW              $18,000    n/a       $3,600
                                                                                      4.0

                              20%        MTL           SPW Interface with MATLAB      SPW              $6,000     n/a       $1,200
                                                                                      4.0

                              20%        PJED          Project Editor                 DES              $6,000     n/a       $1,200
                                                                                      3.6

                              20%        RDRRFL        Radar & RF Library             SPW              $6,000     n/a       $1,200
                                                                                      4.0

                              20%        SAT           SatLab                         DES              $12,000    n/a       $2,400
                                                                                      3.6

                              20%        SDE           Signal Calculator for SPW      SPW              $9,600     n/a       $1,920
                                                                                      4.0

                              20%        SMKCLF        HDS Co-Simulation Link         SPW              $6,000     n/a       $1,200
                                                       to Leapfrog                    4.0

                              20%        SMKCXL        HDS Co-Simulation Link         SPW              $6,000     n/a       $1,200
                                                       to Verilog-XL                  4.0

                              20%        SMKSVS        HDS Co-Simulation Link         SPW              $6,000     n/a       $1,200
                                                       to VSS                         4.0

                              20%        SPB           Signal Flow Simulator          SPW              $12,000    n/a       $2,400
                                                       for SPW                        4.0

                              20%        SPW           Signal Processing              SPW              $30,000    n/a       $6,000
                                                       WorkSystem (SPW)               4.0

                              20%        SPWPRO        SPW Pro                        SPW              $57,600    n/a       $11,520
                                                                                      4.0

                              20%        TRGABT        Analyzer Based Traffic         DES              $3,600     n/a       $720
                                                       Generator                      3.6

                              20%        TRGATG        Application Traffic            DES              $4,800     n/a       $960
                                                           Generator                  3.6

        List of Currently Available Cadence Products (December 31, 1997)

      Yearly Costs @ Categories (per "Gray Team")                                               Unit List            Yearly Fee

                                                                                              Locked  Floating
   M    A    B1    B2    B3    C    D    Product #       Product Name (Title)       Release    Price   Price      Locked    Floating
------------------------------------------------------------------------------------------------------------------------------------
                              20%        TRGSBT        Statistical/Bursty             DES              $1,200     n/a       $240
                                                       Traffic Generator              3.6

                              20%        WANFRL        Frame Relay Cloud              DES              $4,800     n/a       $960
                                                                                      3.6

                              20%        WANWNL        WAN Links                      DES              $3,600     n/a       $720
                                                                                      3.6

                              20%        WANX25        X.25 Cloud                     DES              $4,800     n/a       $960
                                                                                      3.6

                              20%        WSL095        IS-95 Wireless Standard,       SPW              $36,000    n/a       $7,200
                                                       System-level                   4.0
                                                       Verification Environment

                              20%        WSL136        IS - 54/136 Wireless           SPW              $36,000    n/a       $7,200
                                                       Standard, System-level         4.0
                                                       Verification Environment

                              20%        WSLGSM        GSM Wireless Standard,         SPW              $36,000    n/a       $7,200
                                                       System-level                   4.0
                                                       Verification Environment

  0%                                     111           Design Framework             IC 4.42   $10,000  $12,500    $0        $0

  0%                                     206           Simulation Environment       IC 4.42   $5,000   $6,250     $0        $0

  0%                                     207           Waveform                     IC 4.42   $3,000   $3,750     $0        $0

  0%                                     276           HSPICE Interface             IC 4.42   $5,000   $6,250     $0        $0

  0%                                     278           Composer-to-Spectre          IC 4.42   $12,000  $15,000    $0        $0
                                                       Simulation Environment

  0%                                     279           Simulation & Test            IC 4.42   $5,000   $6,250     $0        $0
                                                       Language

  0%                                     300           Virtuoso Layout Editor       IC 4.42   $30,000  $37,500    $0        $0

  0%                                     302           Schematic Option for         IC 4.42   $5,000   $6,250     $0        $0
                                                       Layout (300)

  0%                                     305           Virtuoso Compactor           IC 4.42   $20,000  $25,000    $0        $0

  0%                                     312           Diva/iDRC                    IC 4.42   $18,000  $22,500    $0        $0

  0%                                     314           Diva/iERC                    IC 4.42   $18,000  $22,500    $0        $0

  0%                                     316           Diva/iLPE                    IC 4.42   $18,000  $22,500    $0        $0

  0%                                     318           Diva/iPRE                    IC 4.42   $12,000  $15,000    $0        $0

  0%                                     322           Diva/iLVS                    IC 4.42   $18,000  $22,500    $0        $0

  0%                                     365           InQuery                      IC 4.42   $15,000  $18,750    $0        $0

  0%                                     370           Virtuoso Layout              IC 4.42   $50,000  $62,500    $0        $0
                                                       Synthesizer

  0%                                     373           Timing Assurance             IC 4.42   $20,000  $25,000    $0        $0
                                                       Placement Option for
                                                       Virtuoso Layout
                                                       Synthesizer (370)

  0%                                     374           Cell Optimizer Option        IC 4.42   $40,000  $50,000    $0        $0
                                                       for Layout Synthesizer

        List of Currently Available Cadence Products (December 31, 1997)

      Yearly Costs @ Categories (per "Gray Team")                                               Unit List            Yearly Fee

                                                                                              Locked  Floating
   M    A    B1    B2    B3    C    D    Product #       Product Name (Title)       Release    Price   Price      Locked    Floating
------------------------------------------------------------------------------------------------------------------------------------
  0%                                     550           Structure Compiler           IC 4.42   $15,000  $18,750    $0        $0

  0%                                     581           Vampire HDRC                 IC 4.42   $85,000  $106,250   $0        $0

  0%                                     582           Vampire MP                   IC 4.42   $50,000  $62,500    $0        $0

  0%                                     583           Vampire HLVS                 IC 4.42   $75,000  $93,750    $0        $0

  0%                                     585           Vampire RCX                  IC 4.42   $110,000 $137,500   $0        $0

  0%                                     589           VampView                     IC 4.42   $15,000  $18,750    $0        $0

  0%                                     681           ConcICe                      IC 4.42   $25,000  $31,250    $0        $0

  0%                                     727           Dracula ERC                  IC 4.42   $17,000  $21,250    $0        $0

  0%                                     728           Dracula LPE                  IC 4.42   $43,000  $53,750    $0        $0

  0%                                     729           Dracula PRE                  IC 4.42   $25,000  $31,250    $0        $0

  0%                                     730           Dracula PLOT -               IC 4.42   $10,000  $12,500    $0        $0
                                                       Calcomp/Versatec

  0%                                     731           Dracula II/DRC               IC 4.42   $60,000  $75,000    $0        $0

  0%                                     733           Dracula II/LVS               IC 4.42   $47,000  $58,750    $0        $0

  0%                                     761           Dracula III/HDRC             IC 4.42   $70,000  $87,500    $0        $0

  0%                                     763           Dracula III/HLVS             IC 4.42   $62,000  $77,500    $0        $0

  0%                                     780           Dracula PG/E - 4 Formats     IC 4.42   $62,000  $77,500    $0        $0

  0%                                     792           Distributed Dracula          IC 4.42   $50,000  $62,500    $0        $0
                                                       Option

  0%                                     900           SKILL Development            IC 4.42   $15,000  $18,750    $0        $0
                                                       Environment

  0%                                     940           EDIFIN (200)                 IC 4.42   $5,000   $6,250     $0        $0

  0%                                     945           EDIFOUT (200)                IC 4.42   $5,000   $6,250     $0        $0

  0%                                     952           EDIF PAK Netlist             IC 4.42            $8,000     n/a       $0

  0%                                     953           EDIF PAK Schematic           IC 4.42            $18,000    n/a       $0


  0%                                     960           STREAM to/from Cadence       IC 4.42   $3,000   $3,750     $0        $0

  0%                                     963           CIFIN                        IC 4.42   $3,000   $3,750     $0        $0

  0%                                     964           CIFOUT                       IC 4.42   $3,000   $3,750     $0        $0

  0%                                     11400         Virtuoso Mask Design         IC 4.42   $45,000  $56,250    $0        $0
                                                       System

  0%                                     11701         Dracula III Basic Bundle     IC 4.42   $125,000 $156,250   $0        $0
                                                       (DRC, ERC, LVS)

  0%                                     11702         Dracula III Advanced         IC 4.42   $135,000 $168,750   $0        $0
                                                       Bundle (DRC, ERC, LVS,
                                                       LPE)

  0%                                     11703         Dracula III RC               IC 4.42   $155,000 $193,750   $0        $0
                                                       Extraction Bundle

 EOL1                                    11710         Dracula II Distributed       IC 4.42            $30,000    $0        $0
                                                       Slave

  0%                                     12110         Communications Manager       IC 4.42                       n/a       n/a

        List of Currently Available Cadence Products (December 31, 1997)

      Yearly Costs @ Categories (per "Gray Team")                                               Unit List            Yearly Fee

                                                                                              Locked  Floating
   M    A    B1    B2    B3    C    D    Product #       Product Name (Title)       Release    Price   Price      Locked    Floating
------------------------------------------------------------------------------------------------------------------------------------
  0%                                     12111         Communications Manager       IC 4.42            $50,000    n/a       $0
                                                       API

  0%                                     12141         Integrator's Toolkit -       IC 4.42            $120,000   n/a       $0
                                                       Database

  0%                                     21060         Composer:  VHDL Interface    IC 4.42   $5,000   $6,250     $0        $0

  0%                                     21400         Composer:  Analysis          IC 4.42   $5,500   $6,875     $0        $0
                                                       Environment

  0%                                     21920         STL Tester Code              IC 4.42   $15,000  $18,750    $0        $0
                                                       Generators

  0%                                     32100         OASIS Simulation             IC 4.42   $5,000   $6,250     $0        $0
                                                       Interface

  0%                                     32120         Analog Artist                IC 4.42   $10,000  $12,500    $0        $0
                                                       Statistical Analysis

  0%                                     32130         Resolve Optimizer for        IC 4.42   $14,400  $18,000    $0        $0
                                                       Analog Artist

  0%                                     32140         Mixed-Signal Simulation      IC 4.42   $10,000  $12,500    $0        $0
                                                       Interface Option

  0%                                     32150         Cadence-SPICE                IC 4.42   $5,000   $6,250     $0        $0

  0%                                     32500         Spectre Advanced Circuit     IC 4.42   $30,000  $37,500    $0        $0
                                                       Simulator

  0%                                     32501         Spectre User Compiled        IC 4.42                       n/a       n/a
                                                       Model Interface Option
                                                       for Spectre CS (34500)

  0%                                     32510         SpectreHDL                   IC 4.42   $20,000  $25,000    $0        $0

  0%                                     32520         Spectre RF Option to         IC 4.42   $28,000  $35,000    $0        $0
                                                       Spectre (32500)

  0%                                     32760         Meta-Software's HSPICE       IC 4.42   $5,000   $6,250     $0        $0
                                                       Interface

  0%                                     33010         Device-Level Editing         IC 4.42   $12,000  $15,000    $0        $0
                                                       Option for Layout (300)

  0%                                     33011         Device Level Placer          IC 4.42   $12,000  $15,000    $0        $0
                                                       Option for Device Level
                                                       Editor (33010)

  0%                                     33015         Circuit Optimizer            IC 4.42   $100,000 $125,00    $0        $0

  0%                                     33016         Block Characterizer          IC 4.42   $50,000  $62,500    $0        $0

  0%                                     33301         Mixed-Signal                 IC 4.42   $10,000  $12,500    $0        $0
                                                       Back-Annotation Interface

  0%                                     34500         Composer:  IC Design         IC 4.42   $14,500  $18,125    $0        $0
                                                       Entry

  0%                                     34510         Analog Artist Design         IC 4.42   $12,000  $15,000    $0        $0
                                                       Environment

  0%                                     34511         Substrate Coupling           IC 4.42   $30,000  $34,000    $0        $0
                                                       Analysis

        List of Currently Available Cadence Products (December 31, 1997)

      Yearly Costs @ Categories (per "Gray Team")                                               Unit List            Yearly Fee

                                                                                              Locked  Floating
   M    A    B1    B2    B3    C    D    Product #       Product Name (Title)       Release    Price   Price      Locked    Floating
------------------------------------------------------------------------------------------------------------------------------------
  0%                                     34515         CheckPlus for Composer       IC 4.42            $7,000     n/a       $0

  0%                                     34520         CheckPlus Toolkit for        IC 4.42            $25,000    n/a       $0
                                                       Composer

  0%                                     34525         CheckPlus Electrical         IC 4.42                       n/a       n/a
                                                       Rule Set for Composer

  0%                                     37500         Device Level Router          IC 4.42   $20,000  $25,000    $0        $0

  0%                                     40020         EEsof Libra Simulator        IC 4.42   $5,000   $6,250     $0        $0
                                                       Interface

  0%                                     40030         HP MNS Interface             IC 4.42   $5,000   $6,250     $0        $0

  0%                                     40040         Compact Software             IC 4.42   $5,000   $6,250     $0        $0
                                                       Microwave Harmonica
                                                       Interface

  0%                                     41000         Microwave Layout             IC 4.42   $5,000   $6,250     $0        $0
                                                       Component Extractor

                                         APT01         Apprentice                     ICC     $35,000  $35,000    $0        $0
                                                                                      3.2

                                         CV01          Cadence Virtuoso               ICC     $6,000   $6,000     $0        $0
                                                       Interface                      3.2

                                         DGEN01        Device Generator Option        ICC              $10,000    n/a       $0
                                                       (requires Inspector or         3.2
                                                       better)

                                         DPL01         Device Placement Option        ICC              $40,000    n/a       $4,000
                                                       (requires Apprentice or        3.2
                                                       better)

                                         EF01          EditFast Option                ICC     $10,000  $10,000    $1,500    $1,500
                                                       (requires Apprentice or        3.2
                                                       better)

                                         GE01          GDSII/EDIF Interface           ICC     $6,000   $6,000     $900      $900
                                                                                      3.2

                                         GRT01         Global Routing Option          ICC     $30,000  $30,000    $4,500    $4,500
                                                       (requires Journeyman or        3.2
                                                       better)

                                         INS01         Inspector                      ICC     $12,000  $12,000    $0        $0
                                                                                      3.2

                                         JYM01         Journeyman                     ICC     $85,000  $85,000    $8,500    $8,500
                                                                                      3.2

                                         LD01          LEF/DEF Interface              ICC     $6,000   $6,000     $900      $900
                                                                                      3.2

                                         MS01          Mentor SDL Interface           ICC     $6,000   $6,000     $900      $900
                                                                                      3.2

                       12.5%             MST01         Master                         ICC     $120,000 $120,000   $15,000   $15,000
                                                                                      3.2

                                         PGE01         Polygon Edit                   ICC     $0       $0         $0        $0
                                                                                      3.2

        List of Currently Available Cadence Products (December 31, 1997)

      Yearly Costs @ Categories (per "Gray Team")                                               Unit List            Yearly Fee

                                                                                              Locked  Floating
   M    A    B1    B2    B3    C    D    Product #       Product Name (Title)       Release    Price   Price      Locked    Floating
------------------------------------------------------------------------------------------------------------------------------------
                                         PRT01         Power Routing Option           ICC     $6,000   $6,000     $600      $600
                                                       (requires Journeyman or        3.2
                                                       better)

  0%                                     252           SmartBlocks                  IC 4.42   $9,600   $12,000    $0        $0

  0%                                     460           Gate Ensemble UL             IC 4.42   $184,000 $230,000   $0        $0

  0%                                     461           Clock Tree Synthesis         IC 4.42   $36,800  $46,000    $0        $0
                                                       Option for Gate Ensemble
                                                       UL (460)

  0%                                     462           Timing Assurance Option      IC 4.42   $46,000  $57,500    $0        $0
                                                       for Gate Ensemble UL
                                                       (460)

  0%                                     463           Open System Executable       IC 4.42   $18,400  $23,000    $0        $0
                                                       Option for Gate Ensemble
                                                       UL (460)

  0%                                     464           Open System Development      IC 4.42                       n/a       n/a
                                                       Option for Gate Ensemble
                                                       UL (460)

  0%                                     14000         Preview Front-End            IC 4.42   $20,000  $25,000    $0        $0
                                                       Floorplanner System

  0%                                     14010         Preview Basic                IC 4.42   $20,000  $25,000    $0        $0
                                                       Floorplanner System

  0%                                     14020         Preview Expert               IC 4.42   $32,000  $40,000    $0        $0
                                                       Floorplanner System

  0%                                     14020UG1      Preview Front-End            IC 4.42   $12,000  $15,000    $0        $0
                                                       (14000) to Expert
                                                       (14020) Upgrade

  0%                                     14020UG2      Preview Basic (14010) to     IC 4.42   $12,000  $15,000    $0        $0
                                                       Expert (14020) Upgrade

 EOL1                                    14040         Preview Timing Budgeter      IC 4.42   $12,000  $15,000    $0        $0

  0%                                     14060         Smartpath                    IC 4.42   $32,000  $40,000    $0        $0

  0%                                     14065         Smartpath Compiler for       IC 4.42   $12,000  $15,000    $0        $0
                                                       Verilog

  0%                                     14066         Smartpath Compiler for       IC 4.42   $12,000  $15,000    $0        $0
                                                       VHDL

  0%                                     14101         Cell Ensemble Option for     IC 4.42   $48,00   $60,000    $0        $0
                                                       Preview Basic (14010) or
                                                       Expert (14020)

  0%                                     14111         Block Ensemble Option        IC 4.42   $40,000  $50,00     $0        $0
                                                       for Preview Basic
                                                       (14010) or Expert (14020)

  0%                                     14120         Three-Layer Routing          IC 4.42   $40,000  $50,00     $0        $0
                                                       Option for Block
                                                       Ensemble (14111)

  0%                                     14130         Timing Driven Option for     IC 4.42   $24,000  $30,000    $0        $0
                                                       Block Ensemble (14111)

        List of Currently Available Cadence Products (December 31, 1997)

      Yearly Costs @ Categories (per "Gray Team")                                               Unit List            Yearly Fee

                                                                                              Locked  Floating
   M    A    B1    B2    B3    C    D    Product #       Product Name (Title)       Release    Price   Price      Locked    Floating
------------------------------------------------------------------------------------------------------------------------------------
  0%                                     14300         Timing Driven Chip           IC 4.42   $236,000 $295,000   $0        $0
                                                       Assembly Solution

  0%                                     14400         DLM Place and Route          IC 4.42   $112,000 $140,000   $0        $0
                                                       System with Preview
                                                       Expert

  0%                                     14410         Three-Layer Channel          IC 4.42   $60,000  $75,000    $0        $0
                                                       Routing Option for Cell
                                                       Ensemble (14101)

  0%                                     22800         PBS Option for Silicon       IC 4.42            $65,000    n/a       $0
                                                       Ensemble, Gate Ensemble
                                                       and Cell3

  0%                                     22800UG2      CT-Gen (22810) to PBS        IC 4.42            $20,000    n/a       $0
                                                       (22800) Upgrade

  0%                                     22810         CT-Gen Optio for Silicon     IC 4.42            $45,000    n/a       $0
                                                       Ensemble, Gate Ensemble
                                                       and Cell3

  0%                                     22830         Silicon Synthesis QPBS       IC 4.42   $96,000  $120,000   $0        $0

  0%                                     22840         PBO Optimization             IC 4.42   $33,750  $45,000    $0        $0

                                         32700         Pearl Full-Custom            IC 4.42   $38,000  $47,000    $1,900    $2,375

                                         32700UG1      Pearl Cell (32710) to        IC 4.42   $9,000   $11,250    $1,800    $2,250
                                                       Pearl Full-Custom
                                                       (32700) Upgrade

                                         32710         Pearl Cell                   IC 4.42   $29,000  $36,250    $1,450    $1,813

  0%                                     49468         Advanced Routing Option      IC 4.42   $96,000  $120,000   $0        $0
                                                       for Gate Ensemble UL
                                                       (460)

  0%                                     49480         Timing Assurance Option      IC 4.42   $22,560  $28,200    $0        $0
                                                       for Gate Ensemble UL
                                                       End (49480)

  0%                                     49481         Clock Tree Synthesis         IC 4.42   $18,000  $22,500    $0        $0
                                                       Option for Gate Ensemble
                                                       Low End (49480)

  0%                                     49482         Timing Assurance Option      IC 4.42   $22,560  $28,200    $0        $0
                                                       for Gate Ensemble Low
                                                       End (49480)

  0%                                     49500         Universal QPlace             IC 4.42   $57,600  $72,00     $0        $0

  0%                                     49500UG1      Hyperplace (H330C -          IC 4.42   $26,400  $33,000    $0        $0
                                                       3.4A) to Universal
                                                       QPlace (49500) Upgrade

  0%                                     49500UG2      Hyperplace (H330G -          IC 4.42   $16,000  $20,000    $0        $0
                                                       3.4A) to Universal
                                                       QPlace (49500) Upgrade

  0%                                     49560         Universal Smartpath          IC 4.42   $40,000  $50,000    $0        $0

  0%                                     49600         Gate Ensemble DSM            IC 4.42   $356,000 $445,000   $0        $0

        List of Currently Available Cadence Products (December 31, 1997)

      Yearly Costs @ Categories (per "Gray Team")                                               Unit List            Yearly Fee

                                                                                              Locked  Floating
   M    A    B1    B2    B3    C    D    Product #       Product Name (Title)       Release    Price   Price      Locked    Floating
------------------------------------------------------------------------------------------------------------------------------------
  0%                                     49600UG1      Universal QPlace (49500)     IC 4.42   $268,000 $335,000   $0        $0
                                                       to Gate Ensemble DSM
                                                       (49600) Upgrade

  0%                                     49600UG2      Gate Ensemble (460) to       IC 4.42   $144,000 $180,000   $0        $0
                                                       Gate Ensemble DSM
                                                       (49600) Upgrade

  0%                                     49600UG3      Gate Ensemble (460) &        IC 4.42   $100,000 $125,000   $0        $0
                                                       Universal QPlace (49500)
                                                       to Gate Ensemble DSM
                                                       (49600) Upgrade

  0%                                     49600UG4      Gate Ensemble (460)          IC 4.42   $36,000  $45,000    $0        $0
                                                       Universal QPlace
                                                       (49500), GE ARO
                                                       (49468), GE TA (462)
                                                       to Gate Ensemble DSM
                                                       (49600) & GE
                                                       Crosstalk (49610)
                                                       Upgrade

  0%                                     49610         Crosstalk Option for         IC 4.42   $76,000  $95,000    $0        $0
                                                       Gate Ensemble DSM (49600)

  0%                                     49700         Silicon Ensemble             IC 4.42   $196,000 $245,000   $0        $0

  0%                                     49700UG1      Universal QPlace (49500)     IC 4.42   $132,000 $165,000   $0        $0
                                                       to Silicon Ensemble
                                                       (49700) Upgrade

  0%                                     49700UG2      Cell3 (410) to Silicon       IC 4.42   $72,000  $90,000    $0        $0
                                                       Ensemble (49700) Upgrade

  0%                                     49700UG3      Cell3 (410) & Universal      IC 4.42   $20,000  $25,000    $0        $0
                                                       QPlace (49500) to
                                                       Silicon Ensemble (49700)
                                                       Upgrade

  0%                                     49730         Opensys Executable           IC 4.42   $11,600  $14,500    $0        $0
                                                       Option for Silicon
                                                       Ensemble Series
                                                       (49700/49800)

  0%                                     49760         Opensys Development          IC 4.42   $120,000 $150,000   $0        $0
                                                       Option for Silicon
                                                       Ensemble Series

  0%                                     49800         Silicon Ensemble DSM         IC 4.42   $316,000 $395,000   $0        $0

  0%                                     49800UG1      Universal QPlace (49500)     IC 4.42   $236,000 $295,000   $0        $0
                                                       to Silicon Ensemble DSM
                                                       (49800) Upgrade

  0%                                     49800UG2      Cell3 (410) to Silicon       IC 4.42   $176,000 $220,000   $0        $0
                                                       Ensemble DSM (49800)
                                                       Upgrade

  0%                                     49800UG3      Cell3 (410) & Universal      IC 4.42   $124,000 $155,000   $0        $0
                                                       QPlace (49500) to
                                                       Silicon Ensemble DSM
                                                       (49800) Upgrade

        List of Currently Available Cadence Products (December 31, 1997)

      Yearly Costs @ Categories (per "Gray Team")                                               Unit List            Yearly Fee

                                                                                              Locked  Floating
   M    A    B1    B2    B3    C    D    Product #       Product Name (Title)       Release    Price   Price      Locked    Floating
------------------------------------------------------------------------------------------------------------------------------------
  0%                                     49800UG4      Silicon Ensemble (49700)     IC 4.42   $136,000 $170,000   $0        $0
                                                       to Silicon Ensemble DSM
                                                       (49800) Upgrade

  0%                                     49800UG5      Cell3 (410), Universal       IC 4.42   $52,000  $65,000    $0        $0
                                                       QPlace (49500), Cell3
                                                       ARO (49418), Cell3 TA
                                                       (412) to Silicon
                                                       Ensemble DSM (49800) &
                                                       SE Crosstalk (49810)
                                                       Upgrade

  0%                                     49810         Crosstalk Option for         IC 4.42   $76,000  $95,000    $0        $0
                                                       Silicon Ensemble DSM
                                                       (49800)

                                         H301          Physical DP Base (Pillar)      HLD     $52,000  $65,000    $7,800    $9,750
                                                                                      3.4a

                                         H301DF        Physical DP Base (DFII)        HLD     $52,000  $65,000    $7,800    $9,750
                                                                                      3.4a

                                         H315          Physical DP (Pillar)           HLD     $68,000  $85,000    $10,200   $12,750
                                                                                      3.4a

                                         H315DF        Physical DP (DFII)             HLD     $68,000  $85,000    $10,200   $12,750
                                                                                      3.4a

                                         H325          Logic DP                       HLD     $46,800  $58,500    $7,020    $8,775
                                                                                      3.4a

                                         H325B         Logic DP SC & GA               HLD     $35,000  $45,500    $5,250    $6,825
                                                                                      3.4a

                                         H337          HyperExtract with              HLD     $52,000  $65,000    $7,800    $9,750
                                                       HyperRule                      3.4a

                                         H338          Standalone HyperExtract        HLD     $67,600  $84,500    $10,140   $12,675
                                                       Package                        3.4a

                                         H340T         Fasnet Timing Loop             HLD     $20,800  $26,000    $3,120    $3,900
                                                                                      3.4a

                                         H341          Fasnet Delay Calculator        HLD     $17,600  $22,000    $2,640    $3,300
                                                                                      3.4a

                                         H345          DP Interface to Synopsys       HLD     $12,000  $15,000    $1,800    $2,250
                                                                                      3.4a

                                         H347          Epic Interface                 HLD     $10,400  $13,000    $1,560    $1,950
                                                                                      3.4a

                                         H377          SVR P&R Interfaces             HLD     $20,000  $25,000    $3,000    $3,750
                                                                                      3.4a

                                         H387          Mentor P&R Interfaces          HLD     $20,000  $25,000    $3,000    $3,750
                                                                                      3.4a

                                         H397          Avant Aquarius BV P&R          HLD     $15,600  $19,500    $2,340    $2,925
                                                       Interface                      3.4a

                                         H415          Physical DP DSM (Pillar)       HLD     $94,000  $125,000   $14,100   $18,750
                                                                                      3.4a

        List of Currently Available Cadence Products (December 31, 1997)

      Yearly Costs @ Categories (per "Gray Team")                                               Unit List            Yearly Fee

                                                                                              Locked  Floating
   M    A    B1    B2    B3    C    D    Product #       Product Name (Title)       Release    Price   Price      Locked    Floating
------------------------------------------------------------------------------------------------------------------------------------
                                         H415UG1       Physical DP Pillar             HLD     $30,000  $40,000    $0        $0
                                                       (H315) to Physical DP         3.4a
                                                       DSM Pillar (H415) Upgrade

                                         H415UG2       Physical DP Base Pillar        HLD     $45,000  $60,000    $6,750    $9,000
                                                       (H301) to Physical DP         3.4a
                                                       DSM Pillar (H415) Upgrade

                                         H425          Logic DP DSM                   HLD     $78,800  $98,500    $11,820   $14,775
                                                                                     3.4a

                                         H425UG1       Logic DP (H325) to Logic       HLD     $32,000  $40,000    $0        $0
                                                       DP DSM (H425) Upgrade         3.4a

                                         H528          GDSII In (Pillar)              HLD     $5,200   $6,500     $780      $975
                                                                                     3.4a

                                         H529          GDSII Out (Pillar)             HLD     $5,200   $6,500     $780      $975
                                                                                     3.4a

       (not available to Order)          HR200         Pillar DB/Lisp                 HLD              $50,000    n/a       $0
                                                       Development System            3.4a

                                   0%    32600         Dantes Design & Test         IC 4.42   $80,000  $100,000   $0        $0
                                                       System

                                   0%    32610         Dantes Teradyne A510         IC 4.42   $15,000  $18,750    $0        $0
                                                       Module

                                   0%    32620         Dantes Teradyne A520         IC 4.42   $15,000  $18,750    $0        $0
                                                       Module

                                   0%    32630         Dantes LTX Synchromaster     IC 4.42   $15,000  $18,750    $0        $0
                                                       Module

                                   0%    32640         Dantes HP9480 Model          IC 4.42   $15,000  $18,750    $0        $0

  0%                                     250           Synergy HDL Synthesizer      IC 4.42   $9,600   $12,000    $0        $0

  0%                                     251           Synergy Optimizer            IC 4.42   $24,000  $30,000    $0        $0

  0%                                     253           ASIC Designer Option for     IC 4.42   $25,600  $32,000    $0        $0
                                                       FPGA Designer Composer
                                                       (51070/51170)

  0%                                     570           Cadence to Snyopsys          IC 4.42   $7,000   $8,750     $0        $0
                                                       Interface III

  0%                                     20400         Logic Modeling Interface     IC 4.42                       n/a       n/a
                                                       Package

  0%                                     20600         Cadence Model Manager        IC 4.42   $20,000  $25,000    $0        $0
                                                       for Quickturn

  0%                                     22650         VHDL Synthesizer             IC 4.42   $9,600   $12,000    $0        $0

                                         25000         SimVision                    IC 4.42   $4,000   $5,000     $0        $0

                                         25300         VeriSure                     IC 4.42            $15,000    n/a       $3,000

                                         25310         VeriSure Sim Driver          IC 4.42            $5,000     n/a       $1,000

                                         25320         VHDL Cover                   IC 4.42            $15,000    n/a       $3,000

                                         25330         VHDL Cover Sim Driver        IC 4.42            $5,000     n/a       $1,000

  0%                                     26000         Verilog-XL                   IC 4.42   $20,000  $25,000    $0        $0

        List of Currently Available Cadence Products (December 31, 1997)

      Yearly Costs @ Categories (per "Gray Team")                                               Unit List            Yearly Fee

                                                                                              Locked  Floating
   M    A    B1    B2    B3    C    D    Product #       Product Name (Title)       Release    Price   Price      Locked    Floating
------------------------------------------------------------------------------------------------------------------------------------
  0%                                     26010         Verilog-XL Turbo             IC 4.42   $28,000  $35,000    $0        $0

  0%                                     26010UG1      Verilog-XL (26000) to        IC 4.42   $12,000  $15,000    $0        $0
                                                       Verilog-XL Turbo (26010)
                                                       Upgrade

  0%                                     26010UG2      VXL Turbo with NCV           IC 4.42   $0       $0         $0        $0
                                                       Option (26010NCV) to
                                                       Verilog-XL Turbo (26010)

  0%                                     26020         Switch-RC Option for         IC 4.42   $10,000  $12,500    $0        $0
                                                       Verilog-XL (26000)

  0%                                     26030         VHDL Model Import Option     IC 4.42   $10,000  $12,500    $0        $0
                                                       for Verilog-XL (26000)

  0%                                     26310         EDIF to Verilog Netlist      IC 4.42                       n/a       n/a
                                                       Translator

  0%                                     26320         Verilog to EDIF Netlist      IC 4.42   $5,000   $6,250     $0        $0
                                                       Translator

  0%                                     26110         Verilog-XL Turbo NT          IC 4.42   $28,000  $35,000    $0        $0

  0%                                     26500         Verifault-XL Fault           IC 4.42   $40,000  $50,000    $0        $0
                                                       Simulator

  0%                                     26510         Verifault-XL Salve Node      IC 4.42   $10,000  $12,500    $0        $0
                                                       License

  0%                                     27000         Leapfrog VHDL Simulator      IC 4.42   $20,000  $25,000    $0        $0

  0%                                     27010         Leapfrog Model Import        IC 4.42   $12,000  $15,000    $0        $0
                                                       Package Option

  0%                                     28200         NC-Verilog                   IC 4.42   $32,000  $40,000    $0        $0

  0%                                     28200UG1      VXL Turbo with NCV           IC 4.42   $0       $0         $0        $0
                                                       option (26010NCV) to
                                                       NC-Verilog (28200)
                                                       Upgrade

  0%                                     28200UG2      Verilog-XL Turbo (26010)     IC 4.42   $12,000  $15,000    $0        $0
                                                       to NC-Verilog (28200)
                                                       Upgrade

  0%                                     28200UG3      Verilog-XL (26000) to        IC 4.42   $20,000  $25,000    $0        $0
                                                       NC-Verilog (28200)
                                                       Upgrade

  0%                                     28500         Cobra Cycle Simulator        IC 4.42            $60,000    n/a       $0

  0%                                     51000         PIC Designer (Composer)      IC 4.42   $18,400  $23,000    $0        $0

  0%                                     51060         PLD Designer (Composer)      IC 4.42   $12,000  $15,000    $0        $0

  0%                                     51070         FPGA Designer (Composer)     IC 4.42   $12,000  $15,000    $0        $0

  0%                                     51100         PIC Designer (Concept)       IC 4.42   $18,400  $23,000    $0        $0

  0%                                     51160         PLD Designer (Concept)       IC 4.42   $12,000  $15,000    $0        $0

        List of Currently Available Cadence Products (December 31, 1997)

      Yearly Costs @ Categories (per "Gray Team")                                               Unit List            Yearly Fee

                                                                                              Locked  Floating
   M    A    B1    B2    B3    C    D    Product #       Product Name (Title)       Release    Price   Price      Locked    Floating
------------------------------------------------------------------------------------------------------------------------------------
  0%                                     51170         FPGA Designer (Concept)      IC 4.42   $12,000  $15,000    $0        $0

  0%                                     52000         FPGA Optimizer               IC 4.42   $12,000  $15,000    $0        $0

  0%                                     61400         Test Synthesizer             IC 4.42   $20,000  $25,000    $0        $0

  0%                                     61500         VHDL Test Synthesizer        IC 4.42   $20,000  $25,000    $0        $0

  0%                                     ASIC1         ASIC Vendor Aliance            97A              $17,000    n/a       $0
                                                       Program

  0%                                     20135         All Composer Part            IC 4.42                       n/a       n/a
                                                       Libraries

  0%                                     20235         All Composer Part &          IC 4.42                       n/a       n/a
                                                       Verilog Model Libraries

  0%                                     21200         Physical Interface           IC 4.42   $18,000  $22,500    $0        $0
                                                       Environment

  0%                                     24015         DF/Thermax                     97A              $21,000    n/a       $0

  0%                                     24025         DF/Thermax Expert              97A              $40,000    n/a       $0

  0%                                     24025UG1      DF/Thermax (24015) to          97A              $22,000    n/a       $0
                                                       DF/Thermax Expert
                                                       (24025) Upgrade

  0%                                     24100         DF/Thermax Model Library       97A              $3,000     n/a       $0

  0%                                     24205         Thermax/Flomerics              97A              $3,000     n/a       $0
                                                       Bi-directional Interface

  0%                                     50000         System Workbench             IC 4.42   $18,000  $22,500    $0        $0

  0%                                     50010         Upgrade Composer for         IC 4.42   $6,000   $7,500     $0        $0
                                                       System Workbench

  0%                                     50110         Delay Backannotation         IC 4.42   $0       $0         $0        $0
                                                       from Allegro

  0%                                     50200         System Workbench Library     IC 4.42   $4,000   $5,000     $0        $0
                                                       Developer

  0%                                     AI2000        CAD Interface Bundle          97AW              $5,000     n/a       $0

  0%                                     AI2000A       CAD Interface Bundle           97A              $5,000     n/a       $0

  0%                                     AI2000U       PCB Interface Bundle          97AW              $1,250     n/a       $0

                                         G9            UNIX (AI2001) to CAD          97AW              $1,250     n/a       $0
                                                       Interface Bundle
                                                       (AI2000) Upgrade

  0%                                     AI2100        PCB Interface Bundle          97AW              $3,000     n/a       $0

  0%                                     AI2100A       PCB Interface Bundle           97A              $3,000     n/a       $0

  0%                                     AI2100U       PCB Interface Bundle          97AW              $750       n/a       $0
                                         G9            UNIX (AI2101) to PCB
                                                       Interface Bundle
                                                       (AI2100) Upgrade

  0%                                     AS1100A       Spectre/Profile Expert         97A              $20,000    n/a       $0
                                                       Bundle

        List of Currently Available Cadence Products (December 31, 1997)

      Yearly Costs @ Categories (per "Gray Team")                                               Unit List            Yearly Fee

                                                                                              Locked  Floating
   M    A    B1    B2    B3    C    D    Product #       Product Name (Title)       Release    Price   Price      Locked    Floating
------------------------------------------------------------------------------------------------------------------------------------
  0%                                     AT1100A       Analog Analysis Expert         97A              $25,000    n/a       $0
                                                       Bundle

  0%                                     AX1100A       Analog Workbench Expert        97A              $25,000    n/a       $0

  0%                                     AX1200A       Mixed-Signal Workbench         97A              $75,000    n/a       $0
                                                       Expert

  0%                                     AX1200A       Analog Workbench Expert        97A              $50,000    n/a       $0
                                         UG1           (AX1100A) to
                                                       Mixed-Signal Workbench
                                                       Expert (AX1200A) Upgrade

  0%                                     CKK1100A      Nihongo-Concept Expert         97A              $6,000     n/a       $0
                                                       System

  0%                                     CKK1100       Concept Expert System          97A              $1,500     n/a       $0
                                         AUG1          (FET1100A) to
                                                       Nihongo-Concept Expert
                                                       System (CKK1100A) Upgrade

  0%                                     FET1000A      Design Access Bundle           97A              $5,000     n/a       $0

  0%                                     FET1000       Bi-directional EDIF 200        97A              $2,000     n/a       $0
                                         AUG1          Schematic Interface
                                                       (IF30) to Design Access
                                                       Bundle (FET1000) Upgrade

  0%                                     FET1000       Bi-directional EDIF 200        97A              $2,000     n/a       $0
                                         AUG2          Netlist Interface (IF31)
                                                       to Design Access Bundle
                                                       (FET1000) Upgrade

  0%                                     FET1100       Concept-HDL                   97AW              $6,000     n/a       $0

  0%                                     FET1100A      Concept Expert System          97A              $6,000     n/a       $0

  0%                                     FET1100       Concept Expert Sytems         97AW              $1,500     n/a       $0
                                         UG9           UNIX (FET1101) to
                                                       Concept-HDL (FET1100)
                                                       Upgrade

  0%                                     FET1200       CheckPlus-HDL                 97AW              $7,000     n/a       $0

  0%                                     FET1200A      CheckPlus Expert System        97A              $7,000     n/a       $0

  0%                                     FET1200       CheckPlus Expert System       97AW              $1,750     n/a       $0
                                         UG9           UNIX (FET1201) to
                                                       CheckPlus-HDL (FET1200)
                                                       Upgrade

  0%                                     LID23         Extended Verilog Model         97A                         n/a       n/a
                                                       Library

  0%                                     LID33         Base Verilog Model             97A                         n/a       n/a
                                                       Library

  0%                                     LWB20         Logic Workbench/SE             97A              $15,000    n/a       $0

  0%                                     LWB22         OpenSim Backplane              97A              $10,000    n/a       $0
                                                       Multi-Engine Access

  0%                                     PE2100        BoardQuest Designer           97AW              $19,000    n/a       $0

  0%                                     PE2100A       BoardQuest Designer            97A              $19,000    n/a       $0


        List of Currently Available Cadence Products (December 31, 1997)

      Yearly Costs @ Categories (per "Gray Team")                                               Unit List            Yearly Fee

                                                                                              Locked  Floating
   M    A    B1    B2    B3    C    D    Product #       Product Name (Title)       Release    Price   Price      Locked    Floating
------------------------------------------------------------------------------------------------------------------------------------
  0%                                     PE2100U       BoardQuest Designer           97AW              $4,750     n/a       $0
                                         G9            UNIX (PE2101) to
                                                       BoardQuest Designer
                                                       (PE2100) Upgrade

  0%                                     PE2200        BoardQuest Expert             97AW              $40,000    n/a       $0

  0%                                     PE2200A       BoardQuest Expert              97A              $40,000    n/a       $0

  0%                                     PE2200A       BoardQuest Designer            97A              $25,000    n/a       $0
                                         UG1           (PE2100A) to BoardQuest
                                                       Expert (PE2200A) Upgrade

  0%                                     PE2200        BoardQuest Designer           97AW              $25,000    n/a       $0
                                         UG1           (PE2100) to BoardQuest
                                                       Expert (PE2200) Upgrade

  0%                                     PE2200        BoardQuest Expert UNIX        97AW              $10,000    n/a       $0
                                         UG9           (PE2201) to BoardQuest
                                                       Expert (PE2200) Upgrade

  0%                                     PE2400        SigNoise                      97AW              $35,000    n/a       $0

  0%                                     PE2400A       SigNoise                      97AW              $35,000    n/a       $0

  0%                                     PE2400        SigNoise UNIX (PE2401)        97AW              $8,750     n/a       $0
                                         UG9           to SigNoise (PE2400)
                                                       Upgrade

  0%                                     PE2500        SigNoise Standard             97AW                         n/a       n/a
                                                       Digital Parts Library

  0%                                     PE2500A       SigNoise Standard              97A              $10,000    n/a       $0
                                                       Digital Parts Library

  0%                                     PE2600A       EMControl                      97A              $25,000    n/a       $0

                                         SP2000        SPECCTRA PCB Autorouter       97AW              $3,000     n/a       $0

                                         SP2100        SPECCTRA Designer              97A              $25,000    n/a       $2,500
                                                       Autorouter

                                         SP2100        SPECCTRA PCB Autorouter        97A              $14,000    n/a       $1,400
                                         UGI           (SP2000) to SPECCTRA
                                                       Designer Autorouter
                                                       (SP2100) Upgrade

                                         SP2100        AutoRoute (AR) to              97A              $14,000    n/a       $1,400
                                         UG2           SPECCTRA Designer
                                                       Autorouter (SP2100)
                                                       Upgrade

                                         SP2100        SPECCTRA Designer UNIX        97AW              $6,250     n/a       $0
                                         UG9           (SP2101) to SPECCTRA
                                                       Designer (SP2100) Upgrade

                                         SP2200        SPECCTRA Expert                97A              $40,000    n/a       $4,000

        List of Currently Available Cadence Products (December 31, 1997)

      Yearly Costs @ Categories (per "Gray Team")                                               Unit List            Yearly Fee

                                                                                              Locked  Floating
   M    A    B1    B2    B3    C    D    Product #       Product Name (Title)       Release    Price   Price      Locked    Floating
------------------------------------------------------------------------------------------------------------------------------------
                                         SP2200        SPECCTRA PCB Autorouter        97A              $37,000    n/a       $3,700
                                         UG1           (SP2200) to SPECCTRA
                                                       Expert Autorouter
                                                       (SP2200) Upgrade

                                         SP2200        AutoRoute (AR) to              97A              $29,000    n/a       $2,900
                                         UG2           SPECCTRA Expert
                                                       Autorouter (SP2200)
                                                       Upgrade

                                         SP2200        SPECCTRA Designer             97AW              $15,000    n/a       $1,500
                                         UG3           Autorouter (SP2100) to
                                                       SPECCTRA Expert
                                                       Autorouter (SP2200)
                                                       Upgrade

                                         SP2200        SPECCTRA Expert UNIX          97AW              $10,000    n/a       $0
                                         UG9           (SP2201) to SPECCTRA
                                                       Expert (SP2200) Upgrade

                                         SP2300        SPECCTRA EditRoute             97A              $11,000    n/a       $1,100
                                         SP2300        SPECCTRA EditRoute             97A              $2,750     n/a       $0
                                         UG9           UNIX (SP2301) to
                                                       SPECCTRA EditRoute
                                                       (SP2300) Upgrade

                                         SP2400        SPECCTRA Fast Circuit          97A              $7,500     n/a       $750
                                                       Option For EditRoute

                                         SP2400        SPECCTRA Fast Circuit         97AW              $1,875     n/a       $0
                                         UG9           Option UNIX (SP2401) to
                                                       SPECCTRA Fast Circuit
                                                       Option (SP2400) Upgrade

  0%                                     TW01          Team Design Manager          IC 4.42            $4,800     n/a       $0

  0%                                     TW02          Team Design Project          IC 4.42            $18,500    n/a       $0
                                                       Administrator

  0%                                     VT1000        PE Librarian                  97AW              $5,000     n/a       $0

  0%                                     VT1000A       PE Librarian                   97A              $5,000     n/a       $0

  0%                                     VT1000        PE Librarian UNIX              97A              $1,250     n/a       $0
                                         UG9           (VT1001) to PE Librarian
                                                       (VT1000) Upgrade

  0%                                     VT2000        Allegro PCB                   97AW              $10,000    n/a       $0

  0%                                     VT2000A       Allegro PCB                    97A              $10,000    n/a       $0

                                         VT2100        Allegro Designer              97AW              $25,000    n/a       $0

                                         VT2100A       Allegro Designer               97A              $25,000    n/a       $0

                                         VT2100A       Allegro PCB (VT2000A) to       97A              $15,000    n/a       $0
                                         UG1           Allegro Designer
                                                       (VT2100A) Upgrade

                                         VT2100        Allegro PCB (VT2000) to       97AW              $15,000    n/a       $0
                                         UG1           Allegro Designer
                                                       (VT2100) Upgrade

        List of Currently Available Cadence Products (December 31, 1997)

      Yearly Costs @ Categories (per "Gray Team")                                               Unit List            Yearly Fee

                                                                                              Locked  Floating
   M    A    B1    B2    B3    C    D    Product #       Product Name (Title)       Release    Price   Price      Locked    Floating
------------------------------------------------------------------------------------------------------------------------------------
                                         VT2100        Allegro Designer UNIX         97AW              $6,250     n/a       $0
                                         UG9           (VT2101) to Allegro
                                                       Designer (VT2100) Upgrade

                  10%                    VT2200        Allegro Expert                97AW              $45,000    n/a       $4,500

                  10%                    VT2200A       Allegro Expert                97AW              $45,000    n/a       $4,500

                  10%                    VT2200A       Allegro PCB (VT2000A) to       97A              $35,000    n/a       $3,500
                                         UG1           Allegro Expert (VT2200A)
                                                       Upgrade

                  10%                    VT2200A       Allegro Designer               97A              $20,000    n/a       $2,000
                                         UG2           (VT2100A) to Allegro
                                                       Expert (VT2200A) Upgrade

                  10%                    VT2200A       SPECCTRA EditRoute             97A              $34,000    n/a       $3,400
                                         UG4           (SP2300) to Allegro
                                                       Expert (VT2200A) Upgrade

                  10%                    VT2200A       Allegro Designer               97A              $9,000     n/a       $900
                                         UG6           (VT2100A) and SPECCTRA
                                                       EditRoute (SP2300) to
                                                       Allegro Expert (VT2200A)
                                                       Upgrade

                  10%                    VT2200        Allegro PCB (VT2200) to       97AW              $35,000    n/a       $3,500
                                         UG1           Allegro Expert (VT2200)
                                                       Upgrade

                  10%                    VT2200        Allegro Designer              97AW              $20,000    n/a       $2,000
                                         UG2           (VT2100) to Allegro
                                                       Expert (VT2200) Upgrade

                  10%                    VT2200        SPECCTRA EditRoute            97AW              $34,000    n/a       $3,400
                                         UG4           (SP2300) to Allegro
                                                       Expert (VT2200) Upgrade

                  10%                    VT2200        SPECCTRA EditRoute            97AW              $26,500    n/a       $2,650
                                         UG5           (SP2300) & SPECCTRA Fast
                                                       Circuit Option (SP2400)
                                                       to Allegro Expert
                                                       (VT2200)

                  10%                    VT2200        Allegro Designer              97AW              $9,000     n/a       $900
                                         UG6           (VT2100) & SPECCTRA
                                                       EditRoute (SP2300) to
                                                       Allegro Expert (VT2200)
                                                       Upgrade

        List of Currently Available Cadence Products (December 31, 1997)

      Yearly Costs @ Categories (per "Gray Team")                                               Unit List            Yearly Fee

                                                                                              Locked  Floating
   M    A    B1    B2    B3    C    D    Product #       Product Name (Title)       Release    Price   Price      Locked    Floating
------------------------------------------------------------------------------------------------------------------------------------
                                         VT2200        Allegro Designer              97AW              $1,500     n/a       $0
                                         UG7           (VT2100), SPECCTRA
                                                       EditRoute (SP2300), and
                                                       SPECCTRA Fast Circuit
                                                       Option (SP2400) to
                                                       Allegro Expert (VT2200)
                                                       Upgrade

                                         VT2200        Allegro Expert UNIX           97AW              $11,250    n/a       $0
                                         UG9           (VT2201) to Allegro
                                                       Expert (VT2200)

  0%                                     VT50          Advanced Package               97A              $39,000    n/a       $0
                                                       Designer Interactive

                     - END OF SITE SUBSCRIPTION ADDENDUM -

                     Exhibit B - to the Addendum to the SSA

                             PRODUCT LOAN AGREEMENT

THIS PRODUCT LOAN AGREEMENT ("Agreement") is entered into as of the first date set forth below ("Effective Date") by and among Cadence Design Systems, Inc. ("Cadence"), Harris Semiconductor Sector of Harris Corp[oration ("Customer"), and the undersigned independent contractor of Customer ("Independent Contractor"). Whereas, Customer and Cadence have entered into a Site Subscription Agreement ("SSA"); Whereas, Customer desires by this Agreement to permit Independent Contractor to use, solely and exclusively for Customer's benefit, certain Software that customer licensed from Cadence pursuant to the SSA; and Whereas, pursuant to the SSA, Customer hereby requests that Cadence consent to Independent Contractor's limited use of the Software identified below, which use shall be solely and exclusively for Customer's benefit and which shall be limited in scope and application to the North Americas; Now, therefore, in consideration of the mutual obligations described below, the parties agree as follows:

1.    Definitions.

      (a) "Software" means the specific Cadence software products identified on Exhibit A of the Addendum which Customer licensed from Cadence pursuant to the SSA. The Cadence product number, product description, and the security device serial number for each Cadence software product loaned to Independent Contractor hereunder shall be provided to Cadence by indicating such information on Exhibit A hereto.

      (b) "Use" means copying all or any portion of an item of Software into a computer for processing of the instructions contained in the Software and/or loading data into or displaying, viewing or extracting output results from or otherwise operating any portion of the Software for the purpose of Customer's design and manufacture of electronic circuits and systems.

2. Authorized Use. Independent Contractor is permitted to use the Software identified on Exhibit A solely for the exclusive benefit of Customer and not for the benefit of any other person or entity. Independent Contractor agrees to use the Software solely and exclusively for the benefit of Customer and not for the benefit of any other person or entity. CUSTOMER AND INDEPENDENT CONTRACTOR ACKNOWLEDGE AND UNDERSTAND THAT ANY UNAUTHORIZED USE OF THE SOFTWARE BY INDEPENDENT CONTRACTOR, INCLUDING, BUT NOT LIMITED TO, USING THE SOFTWARE FOR THE BENEFIT OF ANY PERSON OR ENTITY OTHER THAN CUSTOMER, IS A VIOLATION OF THIS AGREEMENT AND SHALL RESULT IN THE IMMEDIATE TERMINATION OF THIS AGREEMENT. IN THE EVENT OF ANY SUCH UNAUTHORIZED USE OF THE SOFTWARE, CADENCE MAY, IN ADDITION TO ITS OTHER REMEDIES AND IN ITS SOLE AND ABSOLUTE DISCRETION, DEMAND THE IMMEDIATE RETURN OF ALL CADENCE SOFTWARE LICENSED TO INDEPENDENT CONTRACTOR UNDER THIS AGREEMENT, AND CUSTOMER SHALL NOT BE ENTITLED TO A REFUND OF ANY LICENSE FEES PAID THEREFOR. ANY SUCH UNAUTHORIZED USE SHALL FURTHER SUBJECT INDEPENDENT CONTRACTOR TO LEGAL LIABILITY AND PROSECUTION TO THE FULL EXTENT OF THE LAW.

3. License. All Software loaned to Independent Contractor by Customer under this Agreement is provided pursuant to a personal, temporary, non-exclusive, nontransferable license by Cadence whereby Independent Contractor may internally use the Software and related documentation solely for the purposes described herein. Independent Contractor shall not: (a) disassemble, reverse engineer, decompile or translate the Software, or permit others to do so; or, (b) remove or alter any copyright and/or proprietary notices appearing on or in the Software and documentation; or, (c) provide or otherwise make available the Software, documentation or any portion thereof, in any form, to any third party.

4. Term and Termination. This Agreement commences on the Effective Date and shall remain effective until terminated. This Agreement shall automatically terminate upon the termination or expiration of the SSA. Furthermore, either Customer or Independent Contractor may terminate this Agreement at any time, for its convenience, upon written notice to the other party. Cadence may also terminate this Agreement effective immediately in the event of (a) Customer's or Independent Contractor's breach of any of its obligations under this Agreement; or, (b) Customer's breach of any of its obligations under the SSA. Upon termination of this Agreement for any reason, Independent Contractor shall return the Software to Customer, F.O.B. Customer's facilities, freight to be paid by Customer, and in the same condition in which they were provided, reasonable wear and tear excepted.

5. Software License Agreement. To the extent relevant Independent Contractor has read same, both Independent Contractor and Cadence agree to be bound by the applicable terms and conditions of the Software Rental Agreement of the SSA, with the exception that Independent Contractor may not transfer possession, custody or control of the Software to any third party to this Agreement.

6. Disclaimer. Products are provided to Customer on an "AS IS" basis. Neither Cadence nor its subcontractors or suppliers makes any warranty with respect to any Product, service, advice or assistance furnished hereunder. EXCEPT AS PROVIDED ABOVE, CADENCE MAKES NO WARRANTY TO INDEPENDENT CONTRACTOR, EXPRESS OR IMPLIED, AND DISCLAIMS ANY WARRANTIES WITH RESPECT TO THE LICENSED PROGRAM OR DOCUMENTATION, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, OR NON-INFRINGEMENT.

7. Notices. All notices required under this Agreement shall be in writing, in the English language, and, in the case of Cadence, shall be addressed to:
Cadence Design Systems, Inc., 555 River Oaks Parkway, San Jose, California 95134, U.S.A., Attention: Contracts Administrator; and, in the case of Customer, shall be addressed to the Customer address specified below; and, in the case of Independent Contractor, shall be addressed to the Independent Contractor address specified below. Any notice shall be deemed given upon receipt of such notice by the recipient.

8. No Assignment. Neither Customer nor Independent Contractor shall assign, delegate, or subcontract any portion of its respective rights, duties, or obligations under this Agreement except to the extent Customer is permitted to assign rights under the SSA, and any attempt to do so shall be void.

9. Arbitration. Any unresolved dispute arising pursuant to this Agreement shall be settled by arbitration before one arbitrator for disputes of under $50,000, otherwise before three arbitrators, provided that nothing in this Section shall restrict any party hereto from applying for emergency relief pending final determination of a claim by arbitration or restrict Cadence from bringing action against Customer or Independent Contractor for infringement of any of Cadence's intellectual property rights or for breach of any of the obligations of Customer or Independent Contractor hereunder. All arbitration shall be conducted in San Jose, California, U.S.A, in accordance with the rules and regulations of the American Arbitration Association. Each party shall pay its own expenses associated with such arbitration, including 50% of the expenses of the neutral arbitrator(s). The judgment of the arbitrators shall be binding and entered in any court having jurisdiction thereof.

10. Capitalized Terms. All capitalized terms not otherwise defined herein shall have the same meaning as ascribed to them in the SSA, as appropriate.

11. Ratification and Confirmation of Agreement. Nothing in this agreement modifies the terms and conditions of the SSA or SRA and to the extent that a conflict between this Agreement and the SSA exists, the SSA as modified as of the date of this Agreement is entered into shall take precedence.

12. General. This Agreement is governed by the laws of the State of California, U.S.A. This Agreement together with the SSA constitute the complete and exclusive statement of the agreement between the parties and supersedes all proposals, oral or written, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified only by a written instrument duly executed by all of the parties hereto. Any waiver by any party of any condition, part, term or provision of this Agreement shall not be construed as a waiver of any other condition, part, term or provision or a waiver of any future event ore circumstance. If any provision of this Agreement is held invalid or unenforceable, the remainder of the Agreement shall continue in full force and effect.

In Witness Whereof, the parties hereto have executed this Agreement as of the first date set forth below.

Harris Semiconductor Sector             Cadence Design Systems, Inc.

By: ________________________________    By: ____________________________________

Title: _____________________________    Title: _________________________________

Date: ______________________________    Date: __________________________________

Independent
Contractor:

By: ________________________________

Title: _____________________________

Date: ______________________________

                          INSTALLMENT PAYMENT AGREEMENT

CADENCE DESIGN SYSTEMS, INC.

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Customer:                Harris Semiconductor               Executed by Customer (authorized signature):
                         Sector of Harris Corporation       By: /s/ James A. Martin
                                                                --------------------------------------------------------------------
                                                            Name: James A. Martin
Address:                 P.O. Box 883                       Title: Director, Contracts
                         Melbourne, FL  32902
                                                            By: /s/ Daniel J. Heneghan
                                                                --------------------------------------------------------------------
Phone:                   407 724-7000                       Name: Daniel J. Heneghan
Billing Contact:         Jim Martin (407) 724-7744          Title: Vice President-Controller
IPA Effective Date:      10/1/98
License Agreement:       Site Subscription Agreement        Executed by Cadence Design Systems, Inc.:
                         No. SSVP-93E24TP                   By:
                                                                --------------------------------------------------------------------
                                                            Name:
                                                                  ------------------------------------------------------------------
                                                            Title:
                                                                   -----------------------------------------------------------------
                                                            Address:
                                                                     ---------------------------------------------------------------

                                                                     ---------------------------------------------------------------

                                                                     ---------------------------------------------------------------

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License Fee:  $ 5,117,928.96                         Payment Schedule:
                                                     Payment Amount                     Due Date
                                                        $  841,894.83                   6/01/99
                                                        $  841,894.83                   9/01/99
                                                        $  841,894.83                   12/01/99
                                                        $  841,894.83                   3/01/00
                                                        $  875,174.82                   6/01/00
                                                        $  875,174.82                   9/01/00
                                                        $5,117,928.96
------------------------------------------------------------------------------------------------------------------------------------

THIS INSTALLMENT PAYMENT AGREEMENT ("IPA") is made as of the IPA Effective Date set forth above, between the Customer named above and CADENCE DESIGN SYSTEMS, INC., a Delaware corporation ("Cadence") with respect to the following facts:
Customer and Cadence have entered into a Site Subscription Agreement described above (the "License Agreement") in connection with the licensing of certain software products (the "Licensed Software") to Customer. Payment obligations associated with the License Agreement and Licensed Software are specified in the Payment Schedule dated as of October 1, 1998, and attached hereto (the "Payment Schedule"). Pursuant to the Payment Schedule Customer is obligated to pay Cadence the license fee described above (the "License Fee") plus applicable maintenance service fees and taxes. Subject to the terms of this IPA, Cadence and Customer have agreed that Customer shall make installment payments to Cadence as set forth herein, and that by doing so Customer will satisfy the obligation in the License Agreement to pay the License Fee. Any fees set forth in the Payment Schedule other than the License Fee shall be due and payable at the times and in the manner set forth in the Payment Schedule. Except as provided under this IPA, Customer's rights and remedies against Cadence under the License Agreement, including Cadence's warranty provision, shall not be affected.

1. PAYMENT SCHEDULE: In consideration of Cadence entering into the License Agreement, Customer irrevocably promises to pay the License Fee to Cadence or order in accordance with the payment schedule set forth above, with each payment amount ("Installment Payment") due and payable on the applicable due date. If full payment of each Installment Payment is not received by Cadence on each due date, Customer agrees to pay to Cadence interest on the overdue amount at the lower of two percent (2%) per month or the maximum amount allowed by law until paid. Unless stated otherwise, Installment Payments exclude any applicable sales, use, property or any other tax allocable to the License Agreement or this IPA. Customer acknowledges and agrees that the License Fees were fully earned by Cadence when the Licensed Software was delivered. As a result, Customer's obligation to remit Installment Payments to Cadence in accordance with the payment schedule set forth herein shall be absolute, unconditional, noncancellable and nonrefundable, and shall not be subject to any of the following (collectively, "Claims"): any abatement, set-off, claim, counterclaim, adjustment, reduction, or defense for any reason, including, but not limited to, any claims that Cadence failed to perform under the License Agreement or termination of the License Agreement.

2. ASSIGNMENT: Customer consents to Cadence's assignment of its rights and interests in and to this IPA to one or more third-parties ("Assignee"). Upon notice to Customer of any such assignment, Assignee shall have and be entitled to exercise any and all rights and remedies of Cadence hereunder, and all references herein to Cadence shall include Assignee. Customer and Cadence agree that Assignee shall not, because of such assignment, assume any of Cadence's obligations to Customer. Customer shall not assert against Assignee any Claims that Customer may have against Cadence. Customer waives all rights to make any claim against Assignee for any loss or damage to the Licensed Software or breach of any warranty, express or implied, as to any matter whatsoever, including but not limited to the Licensed Software and service performance, functionality, features, merchantability or fitness for a particular purpose, or any indirect, incidental or consequential damages or loss of business. Customer shall pay Assignee all amounts due and payable under this IPA, but shall pursue any claims under any License Agreement against only Cadence. Except as provided for an Event of Default below, neither Cadence nor its Assignees will interfere with Customer's quiet enjoyment or use of the Licesed Software in accordance with the License Agreement's terms and conditions. Customer shall not assign or transfer this Agreement or permit any lien or encumbrance upon this Agreement.

3. DEFAULT: Each of the following events shall constitute an "Event of Default";
(i) Customer fails to pay when due all or any portion of any Installment Payment or any other amounts payable hereunder, and such failure is not cured within thirty (30) days after written notice; (ii) any representation or warranty herein made by Customer or any guarantor proves to be false in any material respect when made; (iii) a material breach by Customer of any provision of this IPA (other than a breach covered by (i) above) where Customer fails to correct such breach within thirty (30) days of its receipt of written notice thereof;
(iv) Customer or any
guarantor shall cease doing business as a going concern or becomes insolvent or makes an assignment for the benefit of creditors, or a trustee or receiver is appointed for Customer or any guarantor or for a substantial part of its assets, or bankruptcy, reorganization or insolvency proceedings shall be instituted by or against Customer or any guarantor.

4. RIGHTS AND REMEDIES. If under this IPA an Event of Default has occurred and is continuing, Cadence may: (a) require all Installment Payments and any other amounts then due plus the present value (discounted at the lesser of (i) the then current One-Year U.S. Treasury Bill rate, or (ii) the One-Year U.S. Treasury Bill rate as of the date of the IPA) of the unpaid balance of the Installment Payments, to become immediately due and payable by Customer; (b) terminate all of the Customer's rights to use the Licensed Software or any related support services; and (c) pursue any rights or remedies available at law or in equity. In the event Cadence shall institute any action for the enforcement of the collection of Installment Payments, there shall be immediately due from Customer, in addition to the amounts due above, all costs and expenses of such action, including reasonable attorney's fees. No failure or delay on the part of Cadence to exercise any right or remedy hereunder shall operate as a waiver thereof. All remedies are cumulative and not exclusive. To the extent permitted by law, Customer agrees that Cadence shall not be required to license, lease, transfer, or use any Licensed Software in mitigation of any damages resulting from Customer's default.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS: Customer acknowledges that (a) it has independently ordered the Licensed Software from Cadence based on its own judgment, and expressly disclaims any reliance upon statements made by Assignee to Customer, if any, with regards to such Licensed Software; and (b) this IPA is separate and distinct from the License Agreement with Cadence, and such License Agreement is not incorporated into nor made a part hereof. Customer represents and warrants that: (i) Customer is a corporation in good standing under applicable state law; (ii) this IPA has been duly authorized and constitutes a legal, valid and binding obligation of Customer and its enforceable against Customer in accordance with its terms; (iii) the execution, delivery and performance of this IPA will not violate or create a default under any law (including any applicable usury law), regulation, judgment, order, instrument agreement or charter document binding on Customer or its property; (iv) each signatory of this IPA has the authority to bind Customer to this IPA; and (v) any and all information furnished herewith is and will be true and correct in all material respects and prepared in accordance with generally accepted principles (GAAP).

6. MISCELLANEOUS: This IPA constitutes the entire agreement regarding the subject matter herein between Customer and Cadence and shall supersede any inconsistent terms set forth in the License Agreement and all prior oral and written understandings. This IPA shall be governed by the laws of the State of California, without regard to conflict of laws principles, and shall be deemed executed in San Jose, California. All notices, requests, demands and other communications shall be delivered by fax or mail to each party at the address as set forth above. In the event of a conflict between the terms of this IPA and the License Agreement, the terms of this IPA shall prevail. If any term, provision, covenant or restriction of this IPA is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this IPA will remain in full force and effect and in no way will be affected, impaired or invalidated. No term or provision of this IPA will remain in full force and effect and in no way will be affected, impaired or invalidated. No term or provision of this IPA may be amended, waived, discharged or terminated except by a written instrument signed by Cadence and Customer. The parties hereto agree that, on demand of the other party, each shall execute and deliver any instrument, furnish any information, or perform any other act reasonably necessary or convenient to carry out the provisions of this IPA.

Payment Schedule

Date: October 1, 1998

Payment Schedule as related to License Agreement between Harris Semiconductor of Harris Corporation

License Agreement: Site Subscription Agreement No. SSVP-93E24TP

Listed below are original and revised payment obligations solely for the period through August 2000 related to the above referenced License Agreement.

Original Payment Obligation:

Due Date            License Fee             Maintenance Fee            Service Fee               Total Amount
--------            -----------             ---------------            -----------               ------------
7/01/99             $3,367,579.32           $459,215.36                $83,333.33                $3,910,129.00
7/01/00             $1,750,349.63           $238,684.04                $83,333.33                $2,072,367.00*

*Represents half of annual payment due to termination clause in License
Agreement.

Revised Payment Obligation:

Due Date            License Fee             Maintenance Fee            Service Fee               Total Amount
--------            -----------             ---------------            -----------               ------------
6/01/99             $841,894.83             $114,803.84                $20,833.33                $  977,532.00
9/01/99             $841,894.83             $114,803.84                $20,833.33                $  977,532.00
12/01/99            $841,894.83             $114,803.84                $20,833.33                $  977,532.00
3/01/00             $841,894.83             $114,803.84                $20,833.33                $  977,532.00
6/01/00             $875,174.82             $119,342.02                $41,666.66                $1,036,183.50
9/01/00             $875,174.82             $119,342.02                $41,666.66                $1,036,183.50
                                                                                                 $5,982,495.00

Acknowledge By Customer

By: /s/ Daniel J. Heneghan
    --------------------------------

Name: Daniel J. Heneghan
      ------------------------------

Title: VP-Controller
       -----------------------------